[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).
Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
Exhibit 10.1

CLIFFORD CHANCE US LLP

EXECUTION VERSION

DATED AS OF MAY 6, 2021
VERTICAL HORIZONS, LTD.,
AS BORROWER
FRONTIER AIRLINES HOLDINGS, INC.,
AS GUARANTOR
FRONTIER AIRLINES INC.,
AS GUARANTOR
EACH LENDER
IDENTIFIED ON THE SIGNATURE PAGE HERETO
AS LENDERS AND ADDITIONAL LENDERS
CITIBANK, N.A.,
AS FACILITY AGENT
CITIGROUP GLOBAL MARKETS, INC.,
AS ARRANGER
 BANK OF UTAH,
NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY
AS SECURITY TRUSTEE

OMNIBUS AMENDMENT NO. 1 IN RESPECT OF THE PDP FINANCING OF TWENTY-TWO (22) AIRBUS A320NEO AIRCRAFT AND TWENTY-FOUR (24) AIRBUS A321NEO AIRCRAFT

TABLE CONTENTS
Clause	Page

1. Certain Definitions	2
2. Additional Commitment and Loan Assignment	2
3. Amendments	3
4. Conditions Precedent	5
5. Reference to and Effect on the Credit Agreement and the Holdings Guarantee	7
6. Miscellaneous	7

Schedule I     Commitments
Exhibit A     Form of Compliance Certificate

THIS OMNIBUS AMENDMENT NO. 1 dated as of May 6, 2021 (this "Amendment") is among
(1)VERTICAL HORIZONS, LTD., a Cayman Islands exempted company (the "Borrower");
(2)FRONTIER AIRLINES HOLDINGS, INC., as guarantor ("Frontier Holdings");
(3)FRONTIER AIRLINES INC., as guarantor ("Frontier Airlines" and, collectively with Frontier Holdings, the "Guarantors" and each, a "Guarantor");
(4)EACH LENDER IDENTIFIED ON THE SIGNATURE PAGE HERETO;
(5)CITIBANK, N.A., as the Facility Agent acting on behalf of the Lenders;
(6)CITIGROUP GLOBAL MARKETS, INC., in its capacity as the Arranger (the "Arranger");
(7)CITIBANK, N.A., as Lender, and as assignor (the "Assignor");
(8)BARCLAYS BANK PLC ("Barclays"), as an additional lender;
(9)DEUTSCHE BANK AG NEW YORK BRANCH ("DB"), as additional lender;
(10)MORGAN STANLEY SENIOR FUNDING, INC., as additional lender ("MS" and, together with Barclays and DB, the "Additional Lenders" and each an "Additional Lender" and, together with the Assignor, the "Lenders"); and
(11)BANK OF UTAH, not in its individual capacity but solely as Security Trustee acting on behalf of the Facility Agent and the Lenders.
WHEREAS, the parties hereto (other than the Guarantor and the Additional Lenders) entered into the sixth amended and restated credit agreement dated as of December 22, 2020 (the "Credit Agreement") pursuant to which the Lenders (other than the Additional Lenders) made Loans available with respect to the Aircraft.
WHEREAS, as a condition to making of the Loans under the Credit Agreement, (a) Frontier Holdings and the Security Trustee entered into the sixth amended and restated guarantee dated as of December 22, 2020 (the "Holdings Guarantee") and Frontier Airlines and the Security Trustee entered into the sixth amended and restated guarantee dated as of December 22, 2020 (the "Airlines Guarantee" and, collectively with the Holdings Guarantee, the "Guarantees" and each a "Guarantee").
WHEREAS, Clause 19.3(c)(ii) of the Credit Agreement provides for a facility increase amendment pursuant to which the Additional Lenders may become a party to the Credit Agreement and agree to provide an Additional Commitment and Schedule II to the Credit Agreement would be amended to reflect such Additional Lenders and Additional Commitment

WHEREAS, each Additional Lender now wishes to become a party to the Credit Agreement and agrees to provide an Additional Commitment on the terms set forth herein, and the parties hereto now wish to amend the Credit Agreement and the Holdings Guarantee as more particularly set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:
1.CERTAIN DEFINITIONS
1.1Except as otherwise defined in this Amendment, terms used herein in capitalized form shall have the meanings attributed thereto in the Credit Agreement.
1.2Unless the context otherwise requires, any reference herein to any of the Operative Documents refers to such document as it may be modified, amended or supplemented from time to time in accordance with its terms and the terms of each other agreement restricting the modification, amendment or supplement thereof.
2.ADDITIONAL COMMITMENT AND LOAN ASSIGNMENT
2.2.1In accordance with Clause 19.3(c)(ii) of the Credit Agreement, the Borrower hereby requests that each Additional Lender provides the Additional Commitment in the amount set forth on Schedule I hereto for such Additional Lender.
2.2.2Each Additional Lender hereby agrees (i) to provide an Additional Commitment in the amount set forth on Schedule I hereto for such Additional Lender, (ii) to acquire from Assignor the amount of the Assignor's Loans, Line of Credit Borrowings and Commitment equal to such amount of the Assignor's Loan Certificate set forth in the loan assignment agreement executed by Assignor and such Additional Lender of even date herewith (a "Loan Assignment Agreement") and (iii) to become a party to the Credit Agreement and be bound by all provisions of the Credit Agreement applicable to a "Lender" pursuant to the applicable Loan Assignment Agreement.
2.2.3The Assignor agrees to transfer to each Additional Lender the amount of the Assignor's Loans, Line of Credit Borrowings and Commitment equal to such amount of the Assignor's Loan Certificate set forth in the Loan Assignment Agreement for such Additional Lender.
2.2.4The Borrower agrees to issue new Loan Certificates to the Assignor and each Additional Lender reflecting the amounts of their respective Maximum Commitment after giving effect to each Loan Assignment Agreement.
2.2.5Any requirements contained in the Credit Agreement in respect of minimum borrowing, pro rata borrowing and pro rata payments shall not apply to the transactions effected pursuant to the this Amendment and each Loan Assignment Agreement.
3.AMENDMENTS

As of the date on which all of the conditions precedent listed in Clause 4 are either satisfied or waived in writing by the Facility Agent (hereinafter referred to as, the "Effective Date" which shall also be an "Additional Lender Effective Date" as defined in the Credit Agreement):
3.1the Credit Agreement shall be amended as follows:
3.1.1each Additional Lender is a "Lender" under the Credit Agreement and for all purposes of the Operative Documents;
3.1.2Schedule II of the Credit Agreement is hereby deleted in its entirety and replaced in the form of Schedule I attached hereto;
3.1.3Section 18 of the Credit Agreement is hereby amended to include the following sentence at the end of such Section:
“Notwithstanding anything to the contrary herein or in any other Operative Document, none of Borrower, Frontier Airlines, Frontier Holdings or the Administrative Agent shall be required to provide any confidential information (including any copy of any related Engine Agreement) to any Lender regarding any Engine manufactured by CFM International, Inc. unless such Lender has entered into a non-disclosure agreement with CFM International, Inc. with respect to such confidential information.”;
3.1.4new Section 22 shall be added after Section 21 as follows:
"22.    CONTRACTUAL RECOGNITION OF BAIL-IN.
22.1    Notwithstanding any other term of any Operative Document or any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges and accepts that any liability (other than Excluded Liabilities) of any BRRD Party hereto, and any other party hereto, or to the Operative Documents, may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:
22.1.1    any Bail-In Action in relation to any such liability, including (without limitation):
(a)a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(b)a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to or conferred on, it; and
(c)a cancellation of any such liability;
22.1.2     a variation of any term of any Operative Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability; and
22.1.3     the acknowledgements and acceptances contained in sections 22.1.1 and 22.1.2 above will not apply if:
(a)the relevant Resolution Authority determines that the liabilities arising under this agreement and the Operative Documents may be subject to the exercise of the relevant Bail-in Action pursuant to the law of the third country governing such liabilities or a binding agreement concluded with such third country; and/or
(b)the regulations requiring the insertion of sections 22.1.1 and 22.1.2 above into contractual arrangements have been repealed or amended in such a way as to remove the requirement for the acknowledgements and acceptances contained in sections 22.1.1 and 22.1.2 above.
22.2    The following definitions shall apply for the purposes of this Section 22:
"Bail-In Action" means the exercise of any Write-Down and Conversion Powers.
"Bail-In Legislation" means:
(a)in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time; and
(b)in relation to any other state, any analogous law or regulation from time to time which requires contractual recognition of any Write-Down and Conversion Powers contained in that law or regulation.
"BRRD Party" means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of a Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

"EEA Member Country" means any member state of the European Union, Liechtenstein and Norway and, if not a member state of the European Union, the United Kingdom.
"Resolution Authority" means any body which has authority to exercise any Write-down and Conversion Powers.
“Write-Down and Conversion Powers” means:

a.in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation Schedule; and
b.in relation to any other applicable Bail-In Legislation,
(i)any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and
(ii)any similar or analogous powers under that Bail-In Legislation.";
3.2notwithstanding anything to the contrary in the Credit Agreement, the parties hereto agree that the compliance certificate for measuring the fixed charge coverage ratio (FCCR) and liquidity shall be in the form attached as Exhibit A hereto; and
3.3the Holdings Guarantee shall be amended by deleting the first sentence of Section 9(f) thereof in its entirety and replacing it with the following:
"The Guarantor shall at all times ensure that it has liquidity in the form of Unrestricted Cash and Cash Equivalents in an aggregate amount of not less than [***].
4.CONDITIONS PRECEDENT
It is agreed that the effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:
4.3.1The following documents shall have been duly authorized, executed and delivered by the party or parties thereto, shall each be satisfactory in form and substance to the Facility Agent and shall be in full force and effect and executed counterparts shall have been delivered to the Facility Agent and its counsel;
(a)    this Amendment; and
(b)    each Loan Assignment Agreement.
4.3.1The Assignor shall return the original counterpart of its existing Loan Certificate to the Borrower (or destroy such original counterpart of its existing Loan Certificate), and the Borrower shall issue a Loan Certificate to the Assignor and each Additional Lender in an aggregate original principal amount equal to such Lender's Maximum Commitment set forth in Schedule I hereto.

4.3.2the Facility Agent shall have received the following, in each case in form and substance satisfactory to it:
(a)the memorandum and articles of association of the Borrower, a certificate of good standing of the Borrower and a certificated copy of the certificate of incorporation of the Borrower, the declaration of trust in respect of the shares of the Borrower and a copy of resolutions of the board of directors of the Borrower, certified by a director of the Borrower, duly authorizing the execution, delivery and performance by the Borrower of this Amendment and any other documents required to be executed and delivered by the Borrower in connection with the transactions contemplated hereby; and
(b)a certificate of the Borrower as to the Person or Persons authorized to execute and deliver this Amendment and any other documents to be executed and delivered by the Borrower in connection with the transactions contemplated hereby and as to the signature of such Person or Persons;
4.3.4the Facility Agent (with sufficient copies for each Lender and the Security Trustee) shall have received an opinion addressed to each Lender, and each Agent from special counsel to the Borrower, in New York satisfactory in form and substance to such Lender, as to the valid, binding and enforceable nature of this Amendment and the documents contemplated herein and due execution by the Borrower;
4.3.5no Default or Event of Default shall have occurred and be continuing;
4.3.6each party hereto agrees that the Mortgage and each Lien constituted thereunder and each Guarantee shall remain in full force and effect after giving effect to this Amendment (and such Liens continue to secure the Secured Obligations under the Operative Documents, as amended hereby), notwithstanding any supplement, amendment, restatement or variation of any Operative Document pursuant to this Amendment;
4.3.7the Borrower shall have paid all fees and expenses of the Assignor and the Additional Lenders in connection with the transactions contemplated by this Amendment and the Loan Assignment Agreements;
4.3.8the Loans have not become due and payable or will, with the passing of time, become due and payable pursuant to clause 5.9(c), (d), or (e) of the Credit Agreement; and
4.3.9the Facility Agent shall have received evidence that Frontier Holdings has, as of such date, Unrestricted Cash and Cash Equivalents in an aggregate amount of not less than [***].
5.REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE HOLDINGS GUARANTEE
The Credit Agreement and the Holdings Guarantee, as specifically amended by this Amendment, shall continue to be in full force and effect. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement, the Holdings Guarantee or the other Operative Documents not expressly referred to herein.
6.MISCELLANEOUS
6.1THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.2This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Neither this Amendment nor any of the terms hereof may be terminated, amended, supplemented, waived or modified, except by an instrument in writing signed by the party or parties hereto.
6.3The provisions of the Credit Agreement with respect to delivery of notices, jurisdiction, service of process, waiver of trial by jury, venue and inconvenient forum are incorporated in this Amendment by reference as if such provisions were set forth herein.
6.4This Amendment shall be deemed an "Operative Document" as such term is defined in Annex A to the Credit Agreement.
[signature pages follow]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER
VERTICAL HORIZONS, LTD., Borrower
By:    /s/ Evert Brunekreef
Name: Evert Brunekreef
Title: Director

GUARANTOR
FRONTIER AIRLINES HOLDINGS, INC.

By:    /s/ Howard Diamond
Name: Howard Diamond
Title: SVP, General Counsel & Secretary

GUARANTOR
FRONTIER AIRLINES INC.

By:    /s/ Howard Diamond
Name: Howard Diamond
Title: SVP, General Counsel & Secretary

Facility Increase Amendment to Sixth Amended and Restated Credit Agreement Signature Page (Citi/Frontier PDP)

SECURITY TRUSTEE
BANK OF UTAH, not in its individual capacity but solely as Security Trustee
By:    /s/ Jon Croasmun
Name: Jon Croasmun
Title: Senior Vice President
By:    /s/ Joseph H. Pugsley
Name: Joseph H. Pugsley
Title: Vice President

Facility Increase Amendment to Sixth Amended and Restated Credit Agreement Signature Page (Citi/Frontier PDP)

FACILITY AGENT CITIBANK, N.A., as Facility Agent By: /s/ Joseph Shanahan Name: Joseph Shanahan Title: Vice President By: Name: Title:

Facility Increase Amendment to Sixth Amended and Restated Credit Agreement Signature Page (Citi/Frontier PDP)

ARRANGER CITIGROUP GLOBAL MARKETS, INC., as Arranger By: /s/ Scott Debano Name: Scott Debano Title: Managing Director By: Name: Title:
LENDERS CITIBANK, N.A., as Lender and as Assignor By: /s/ Joseph Shanahan Name: Joseph Shanahan Title: Vice President By: Name: Title:
BARCLAYS BANK PLC, as Additional Lender and as a Lender By: /s/ Craig Malloy Name: Craig Malloy Title: Director By: Name: Title:
Facility Increase Amendment to Sixth Amended and Restated Credit Agreement Signature Page (Citi/Frontier PDP)

DEUTSCHE BANK AG NEW YORK BRANCH, as Additional Lender and as a Lender

By:    /s/ Yumi Okabe
Name: Yumi Okabe
Title: Vice President
             Email: ###
             Tel: (###) ###-####
By:    /s/ Jennifer Culbert
Name: Jennifer Culbert - VP
Title: ###
              ### ### ####
MORGAN STANLEY SENIOR FUNDING, INC., as Additional Lender and as a Lender
By:    /s/ Michael King
Name: Michael King
Title: Vice President
By:
Name:
Title:

Facility Increase Amendment to Sixth Amended and Restated Credit Agreement Signature Page (Citi/Frontier PDP)

SCHEDULE I
COMMITMENTS

Lender	Participation Percentage	Additional Commitment	Maximum Commitment
Citibank, N.A.	62.5%	$0	US$125,000,000
Barclays Bank PLC	12.5%	$16,670,000	US$25,000,000
Deutsche Bank AG New York Branch	12.5%	$16,660,000	US$25,000,000
Morgan Stanley Senior Funding, Inc.	12.5%	$16,670,000	US$25,000,000

The amounts set forth above are subject to amendment in accordance with Clause 19.3(c)(ii) of the Credit Agreement; provided that the aggregate Maximum Commitment does not exceed $200,000,000.

EXHIBIT A
FORM OF COMPLIANCE CERTIFICATE